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                                                                 Exhibit 10.1(r)

                   SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

     THIS SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment") is dated as of January _____ , 1998 and is made and entered into by and among the undersigned parties.

                                    Recitals

     The undersigned parties, constitute the "Majority Investors," "Majority Shareholders" and the "Company" under that certain Stockholders' Agreement, dated as of September 25, 1996, and amended by that First Amendment to Shareholders' Agreement dated as of August 29, 1997 (the "Stockholders' Agreement")

     The undersigned desire to amend the Stockholders' Agreement under
Section 5.3 thereof.

                                    Agreement

         Therefore, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Certain Defined Terms. Unless otherwise expressly defined in this Amendment, capitalized terms used in this Amendment have the respective meanings assigned to them in the Stockholders' Agreement.

     2. Amendments to the Stockholders' Agreement. Effective as of the date hereof, the Stockholders' Agreement is hereby amended as follows:

          a. Section 1.1 of the Stockholders' Agreement is amended to add a definition of Joint Director, as follows:

               Joint Director: As defined in Section 3.1.

          b. The definition of Restricted Person, appearing in Section 1.1 of the Stockholders' Agreement is hereby amended in its entirety to read as follows:

               Restricted Person: (i) Any beneficial owner of 5% or more of any class or series of equity interests in the Corporation, (ii) any Affiliate of the Company other than a Wholly Owned Subsidiary, (iii) any director or officer of the Company or any Subsidiary, (iv) any beneficial owner of 5% or more of any class or series of equity interests in any Subsidiary and any director, officer or Affiliate of any such owner, and (v) any Related Party of any Person covered by clause (i), (ii), (iii) or (iv) of this sentence; provided that in no event


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          shall any of the following Persons be deemed to be a "Restricted
          Person": (w) any Investor, any Affiliate or Related Party of any Investor or any Related Party of any Affiliate of any Investor, (x) any Series B Director, (y) any Series C Director, or (z) any Joint Director.

               b. Section 3.1 of the Stockholders' Agreement is amended to read in its entirety as follows:

                    3.1 Board Representation. Each Stockholder severally covenants and agrees that, such Stockholder shall vote, or cause to be voted, all Voting Equity from time to time owned or controlled by such Stockholder and which such Stockholder is entitled to vote for such purpose, as of the record date of any action of the shareholders of the Company, whether by consent or at a meeting, at which members of the Board of Directors are to be elected or to establish the number of Directors of the Company, in favor of a Board of Directors comprised of nine Directors designated as follows:

                    (a) Subject to Section 3.2 below, two Directors designated by the Shareholder Representative.

                    (b) Subject to Section 3.2 below, four Disinterested Outside Directors who are nominated by the Shareholder Representative.

                    (c)  Three additional Directors, to be elected as follows:
                         (i) one Director (the `Series B Director') elected by the holders of the Series B Preferred Stock as set forth in the Series B Certificate of Designation; (ii) one Director (the `Series C Director') elected by the holders of the Series C Preferred Stock as set forth in the Series C Certificate of Designation; and (iii) one Director (the "Joint Director") elected by the holders of the Series B and Series C Preferred Stock voting together as a single class, as set forth in the Series B Certificate of Designation and the Series C Certificate of Designation. The provisions of the Series B Certificate of Designation shall govern the designation, election and removal of the Series B Director and filling of any vacancy in the office of the Series B Director. The provisions of the Series C Certificate of Designation shall govern the designation, election and removal of the Series C Director and the filling of any vacancy in the office of the Series C Director. The provisions of the Series B Certificate of Designation and the Series C Certificate of Designation shall govern the designation, election and removal of the Joint Director and filling of any vacancy in the office of the Joint Director. The provisions of Section 3.2, Section 3.3,
                         Section 3.4, Section 3.5 and Section 3.6 shall apply only to the other six Directors comprising the Board of Directors. If the holders of the Series B Preferred Stock or the Series C Preferred Stock cease


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                         being entitled to elect a director as a class pursuant
                         to the Series B Certificate of Designation or the Series C Certificate of Designation, respectively, (i) the size of the entire Board of Directors shall be reduced by one director, and (ii) the Director then designated as the Joint Director shall cease to be so designated and thereafter shall be chosen according to
                         Section 3.1(b).

     3. Reaffirmation. The undersigned parties acknowledge that the Stockholder's Agreement, as amended hereby, remains in full force and effect and is hereby ratified and affirmed.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Second Amendment to Stockholders' Agreement as of the date first above written.

                                  "Company"

                                  MENTUS MEDIA CORP.



                                  By:
                                     ----------------------------

                   Thomas M. Pugliese, Chief Executive Officer

                                  "Majority Shareholders"



                                  -----------------------------------
                                           GERARD P. JOYCE



                                  -----------------------------------
                                           THOMAS P. PUGLIESE


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                                  "Majority Investors"

                                  21ST CENTURY COMMUNICATIONS
                                   PARTNERS, L.P.

                                  By:      SANDLER INVESTMENT
                                           PARTNERS, L.P., General Partner

                                  By:      SANDLER CAPITAL MANAGEMENT,
                                           General Partner

                                  By:      MJDM MEDIA CORP.,  General Partner


]                                 By:
                                       ---------------------------------------
                                  President

                                  21ST CENTURY COMMUNICATIONS T-E
                                  PARTNERS, L.P.

                                  By:      SANDLER INVESTMENT
                                           PARTNERS, L.P., General Partner

                                  By:      SANDLER CAPITAL MANAGEMENT,
                                           General Partner

                                  By:      MJDM MEDIA CORP., General Partner


                                  By:
                                       ---------------------------------------
                                  President


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

                                   21ST CENTURY COMMUNICATIONS
                                   FOREIGN PARTNERS, L.P.

                                   By:      SANDLER INVESTMENT
                                            PARTNERS, L.P., General Partner

                                   By:      SANDLER CAPITAL
                                            MANAGEMENT, General Partner

                                   By:      MJDM MEDIA CORP., a General Partner


                                   By:
                                            ----------------------------------
                                            President

                                   PULITZER PUBLISHING COMPANY



                                   By:
                                            ----------------------------------
                                   Name:                                Title:


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